Legg Mason High Yield Portfolio
                    a series of Legg Mason Income Trust, Inc.

                Supplement to the Prospectus dated April 23, 2001

The following information supplements the information under the headings "Performance - High Yield - Primary Class Shares" on Page 12 of the Prospectus and "Financial Highlights - Ratios/Supplemental Data - High Yield Portfolio" on Page 29 of the Prospectus:

         LMFA has determined that the prices for several bonds in the portfolio were incorrect during the period from January 3, 1995 through December 11, 1998. Had correct prices for these bonds been used during this period, the annual total return (as of December 31) would have been 17.18% for 1995, 13.67% for 1996, 15.52% for 1997, and 0.28% for 1998. The average annual total return for the five (5) years ended December 31, 2000 would have been 3.67%.

                    This supplement is dated October 4, 2001.